EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Expands Branded Products to Ohio

Update on Michigan Development, Arkansas Cultivation and FY2021 Financials

LAS VEGAS, NV and VANCOUVER, B.C., CANADA (November 15, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator focused on limited license markets, is pleased to report Body and Mind branded products are available in Ohio and provide an update on operations in Michigan and Arkansas.

FY2021 Year End Financials

The Company anticipates reporting FY2021 (period ending July 31, 2021) year end financials on or before Thursday November 18th. The Company has an earnings call scheduled for Friday, November 19th and please see conference call dial in details at the end of this release.

Body and Mind Expands Branded Products to Ohio

The new Ohio processing facility is located next to the Body and Mind dispensary west of Cleveland and has been designed to produce popular Body and Mind concentrates using hydrocarbon extraction as well as edibles and oils. “We are excited to have the first of many SKU’s in the Ohio market as our team brings years of experience with a wide range of hydrocarbon extraction products,” stated Michael Mills, CEO of Body and Mind. “We designed the production facility as a top-of-the-line hydrocarbon facility to give the largest breadth of extraction products and we are in the process for approval of a full range of products to service the growing Ohio medical market. As early entrants to the Ohio market, our team has a deep understanding of consumer trends in the state and we look forward to the addition of our award winning concentrates, oils and edibles.”

Michigan Development

The Body and Mind dispensary in Muskegon, Michigan is moving quickly through renovation of a pre-existing bank building located on a well trafficked thoroughfare with significant parking. The Company has hired a general manager for the location and training has commenced. The Body and Mind branded dispensary is anticipated to be operational in late 2021 or early 2022.

The Company has received building permits for phase 1 of the cultivation and production facility and is in the final stages of contractor selection and ordering long lead items. The cultivation and production facilities have received local approval and state pre-approval for a 25,000 square foot cultivation and 5,000 square foot production facilities within the same existing building. The Company anticipates commencing construction shortly with construction plans for 25,000 square feet of cultivation to be built in phase 2.

Arkansas Cultivation

Comprehensive Care Group and BaM have commenced the first cultivation harvest at the West Memphis location and anticipate Body and Mind branded flower to be available in Arkansas before the end of November. “We are excited to bring Body and Mind quality flower to the state of Arkansas and look forward to producing many new strains in the near future,” stated Trip Hoffman, COO of Body and Mind. The cultivation facility is designed to produce enough flower to supply the Body and Mind dispensary as well as generate revenue from wholesales.

FY2021 Year End Conference Call Details

The Company will be hosting earnings call on Friday, November 19th, 2021 at 11:00 a.m. Eastern.

Participants can dial 1-888-664-6392 or 416-764-8659 and use confirmation number 13970998.

A replay of the conference call will be available at 1-888-390-0541 until November 26, 2021. Please use replay number 970998 #

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.